One East Main Street

Post Office Box 456

Smithtown, New York 11787-2801

direct dial: 631-360-9311

direct fax: 631-360-9399

Anita M. Florek

Executive Vice President

& Treasurer

August 28, 2003

Office of the Chief Accountant

Securities and Exchange Commission

450 Fifth Street, NW

Washington, DC 20549

Dear Sir:

As of August 26, 2003, the accounting firm of Crowe Chizek and Company LLC has been engaged by the Audit Committee of Smithtown Bancorp as their independent accountants. They will be replacing Albrecht, Viggiano, Zureck and Company, P.C., who were dismissed as of August 26, 2003.

Sincerely,

Anita M. Florek

cc:	Wendy Campbell, Crowe Chizek and Company LLC